NATIONWIDE MUTUAL FUNDS
                     NATIONWIDE MID CAP GROWTH LEADERS FUND
                             NATIONWIDE LEADERS FUND
                        NATIONWIDE SMALL CAP LEADERS FUND
                       NATIONWIDE U.S. GROWTH LEADERS FUND
                        NATIONWIDE WORLDWIDE LEADERS FUND

                       SUPPLEMENT DATED DECEMBER 18, 2007
       TO THE PROSPECTUS DATED FEBRUARY 28, 2007 (AS REVISED MAY 1, 2007)

On November 20, 2007, Security Investors, LLC ("Security Investors") and Security Benefit Life Insurance Company (collectively, "Security Benefit"), and Nationwide Separate Accounts, LLC and Nationwide SA Capital Trust (collectively, "Nationwide"), entered into an Asset Purchase Agreement under which Security Investors agreed to purchase from Nationwide the investment management services of Nationwide Separate Accounts, LLC (the "Transaction"). Portfolio managers, analysts and support personnel are included in the Transaction, as well as resources and technology. The Transaction is expected to close during the first quarter of 2008.

Nationwide Fund Advisors is the investment adviser to Nationwide Mutual Funds (the "Trust"). Upon the closing of the Transaction, Nationwide Fund Advisors will continue to serve as investment adviser to the Trust, and Security Investors will serve as sub-adviser to the Nationwide Mid Cap Growth Leaders Fund (the "Fund"). At a meeting of the Board of Trustees of the Trust held on December 3, 2007, the Board approved a new sub-advisory agreement with Security Investors, in reliance upon the Manager of Managers exemptive order the Trust has obtained from the SEC. The new sub-advisory agreement with Security Investors, which is not affiliated with Nationwide, will take effect immediately upon the closing of the Transaction and will ensure continued provision of direct portfolio management advisory services to the Fund. The Fund's portfolio managers, investment objective, principal strategies and related risks currently are expected to remain the same after the closing of the Transaction. The Fund's investment advisory fees also will not change as a result of the Transaction, since Nationwide Fund Advisors will pay Security Investors for its sub-advisory services.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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